Exhibit 99.10
(Text of graph posted to Ashland Inc.'s website concerning
 Ashland Consumer Markets (Valvoline) premium lubricants % of branded volume)

Premium Lubricants % of Branded Volume

	2007	2008	2009	2010	2011
January	24.1	25.3	27.6	31.1	31.1
February	21.5	25.7	27.6	28.8	31.9
March	24.3	26.0	31.3	29.2	33.8
April	24.0	23.0	27.7	30.7
May	26.3	26.3	28.4	28.1
June	23.2	25.6	30.4	31.5
July	22.2	23.6	27.2	32.1
August	24.8	27.6	27.4	30.5
September	23.9	27.5	26.7	28.8
October	23.6	26.9	28.1	29.5
November	23.4	27.0	26.4	31.1
December	21.8	27.4	30.0	30.0